                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports on the consolidated financial statements of PACE Entertainment Corporation and subsidiaries dated December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 22, 1997) and Pavilion Partners dated December 15, 1997 (except with respect to the matters discussed in Note 11, as to which the date is December 22, 1997), and to all references to our Firm included in or made a part of this registration statement of SFX Entertainment, Inc.


/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP



Houston, Texas
February 8, 1999

                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Deer Creek Partners, L.P. (formerly Sand Creek Partners, L.P.) and Murat Centre, L.P. dated September 29, 1997 (and to all references to our firm) included in or made a part of Amendment No. 3 to the Registration Statement of SFX Entertainment, Inc. on Form S-1, to be filed on or about February 8, 1999.



                                                        /s/ Arthur Andersen LLP
                                                        -----------------------
                                                        ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
February 8, 1999

                                                                    EXHIBIT 23.3



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the use of our report included in this Amendment No. 3 to Form S-1 (no. 333-71175) and to the incorporation by reference in this Amendment No. 3 to Form S-1 of SFX Entertainment, Incorporated of our report dated February 23, 1998 included in Magicworks Entertainment, Incorporated's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Amendment No. 3 to Form S-1.



/s/ Arthur Andersen LLP
-----------------------
Miami, Florida,
February 8, 1999.

                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated February 27, 1998 on the financial statements of Riverport Performing Arts Centre, Joint Venture, as of and for the years ended December 31, 1997 and 1996, included in or made part of this amendment to the Registration Statement on Form S-1 File No. (333-71175).




/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP


St. Louis, Missouri
February 8, 1999

                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Connecticut Performing Arts, Inc. and Connecticut Performing Arts Partners dated March 21, 1997 (and to all references to our Firm) included in or made a part of this registration statement on Form S-1.

                                                        /s/ Arthur Andersen LLP
                                                        -----------------------
                                                        ARTHUR ANDERSEN LLP


Hartford, Connecticut
February 8, 1999